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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): JUNE 29, 2005



                                  STARTEK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           DELAWARE                                       1-12793                         84-1370538
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(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
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               100 GARFIELD STREET STE 300, DENVER, COLORADO 80206
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES; ZIP CODE)


                                 (303) 399-2400
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2 BELOW):

/ /  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
     (17 CFR 230.425)

/ /  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
     (17 CFR 240.14A-12)

/ /  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE
     EXCHANGE ACT (17 CFR 240.14D-2(b))

/ /  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE
     EXCHANGE ACT (17 CFR 240.13E-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2005 the Company amended and renewed its Revolving Line of Credit agreement with Wells Fargo Bank, NA.

The amendment extends the last day under which the Bank will make advances under the Line of Credit to June 30, 2007. The tangible net worth the Company must hold at December 31, 2004 has been amended to $90,000,000. We must generate minimum Net Profit After Tax of $1.00 on a rolling four-quarter basis, measured quarterly, and are not permitted to incur net losses in any two consecutive quarterly periods. At the close of each subsequent quarter, we will be required to have a minimum tangible net worth equal to the minimum tangible net worth we were required to have at the end of the prior fiscal period plus 25% of net income (if positive). The outstanding principal balance of the Note shall bear interest at either a fluctuating rate per annum 1% below the Prime Rate or at a fixed rate per annum determined by Bank to be 1.5% above LIBOR. Interest is payable on a monthly basis, and the maximum borrowing shall not exceed
$10,000,000. A copy of the amendment is attached as Exhibit 10.34 to this Current Report on Form 8-K.
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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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
               EXHIBIT NO.            DESCRIPTION
               -----------            -----------
                  10.34               Renewal and Amended Credit Agreement
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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        STARTEK, INC.



Date: July 5, 2005                      By: /s/ Steven D. Butler
                                           -------------------------------------
                                           Steven D. Butler
                                           President and Chief Executive Officer



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                                 EXHIBIT INDEX

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
EXHIBIT NO.            DESCRIPTION
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
   10.34               Renewal and Amended Credit Agreement
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